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                                                                    Exhibit 23.2







                    Consent Of Independent Public Accountants
                    -----------------------------------------



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 12, 1998 incorporated by reference in Star Banc Corporation's Form 10-K for the year ended December 31, 1997.




                                              ARTHUR ANDERSEN LLP




Cincinnati, Ohio,
  December 17, 1998